Income Taxes	9 Months Ended	12 Months Ended
	Dec. 31, 2012	Mar. 31, 2012
Income Taxes
12.	Income Taxes

We recognized income tax expense of $0.9 million and $5.0 million for the three and nine months ended December 31, 2012, compared to $1.5 million and $4.9 million in the same periods last year. The effective tax rate was 40.4% for the nine months ended December 31, 2012, compared to 39.1% in the same period last year. The effective tax rate is based on a projection of our full fiscal year results. Our effective tax rate for the nine months ended December 31, 2012 was higher than the effective tax rate for the nine months ended December 31, 2011 largely due to a tax benefit recorded during the nine months ended December 31, 2011 related to an increase in the tax rate applied for deferred tax assets due to an increase in the federal and state tax rates.

In addition, during the three and nine months ended December 31, 2012, we recognized $6.7 million and $20.8 million of tax deductions associated with stock option exercises. As of December 31, 2012, $6.0 million and $19.5 million of these tax deductions are considered “excess” stock compensation-related deductions, resulting in a reduction in taxes payable of $4.5 million, recording a tax refund receivable of $3.0 million, with a corresponding increase in additional paid in capital of $7.5 million. We will recognize the remaining $0.4 million of stock compensation-related deductions as a reduction in taxes payable in future periods as we generate state taxable income.

The Company files consolidated tax returns for federal income taxes as well as for state income taxes in various state jurisdictions. In the normal course of business, the Company is subject to examination by taxing authorities. These audits include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal, state and local tax laws. The Company is potentially subject to U.S. federal, state and local income tax examinations for years 2005 and beyond.

The Company does not have any unrecognized tax positions as of December 31, 2012 that if recognized would affect the annual effective tax rate. No interest or penalties have been accrued for any period presented. Based on the Company’s assessment, including past experience and complex judgments about future events, the Company does not expect that changes in the liability for unrecognized tax benefits during the next twelve months will have a significant impact on its financial position or results of operations.

13.	Income Taxes

The provision for (benefit from) income taxes was as follows (in thousands):

	Fiscal Year Ended March 31,
	2012	2011	2010
Current
Federal	$4,205	$446	$122
State	1,894	941	278

	6,099	1,387	400

Deferred
Federal	933	4,220	—
State	(444)	(59)	—

	489	4,161	—
Less: Valuation allowance	—	(11,295)	—

	489	(7,134)	—

Provision for (benefit from) income taxes	$6,588	$(5,747)	$400

The provision for (benefit from) income taxes for fiscal 2012, 2011 and 2010 differs from the expense that is computed by applying the federal statutory rate to the pre-tax income, due primarily to state taxes and the change in valuation allowance on the net deferred tax assets.

The reconciliation of the statutory federal income tax rate to the Company’s effective tax is presented below:

	Fiscal Year Ended March 31,
	2012	2011	2010
Tax at federal statutory rate	34.2%	34.0%	34.0%
State income taxes, net of federal benefit	5.8	4.0	4.2
Non-deductible permanent difference	3.7	—	5.1
Effect of tax rate change	(1.0)	—	—
Change in valuation allowance	—	(78.4)	(37.7)
Other	(2.0)	0.5	0.6

Provision for (benefit from) income taxes	40.7%	(39.9)%	6.2%

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets are presented below (in thousands):

	March 31,
	2012	2011	2010
Deferred tax assets
Net operating loss carryforwards	$3,975	$4,365	$10,476
Share-based compensation expense	1,441	1,121	1,006
Accrued bonus	738	897	—
Other, net	915	1,087	375

	7,069	7,470	11,857
Valuation allowance	(424)	(336)	(11,857)

Net deferred tax assets	$6,645	$7,134	$—

A valuation allowance was recorded for the full amount of the net deferred tax assets as of March 31, 2010 and 2009 as management determined that those future benefits were more likely than not to be non-realizable. Management had made this determination after assessing the cumulative loss position of the Company and other factors. Due to the Company’s profitability fiscal 2011 and projected operating results, management determined during fiscal 2011 that it is more likely than not that the deferred tax assets will be realized and, accordingly, a deferred tax valuation allowance release of $11.3 million was recorded as an income tax benefit.

As of March 31, 2012, the Company has a $5.1 million state capital loss carryforward resulting from the disposition of Fantastic Foods in fiscal 2009, for which a full valuation allowance is recorded because management believes it is more likely than not that the Company will not generate a capital gain needed to be able to offset the state capital loss.

The Company had the following net operating loss (“NOL”) carryforwards for tax purposes (in thousands):

	March 31,
	2012	2011	2010
Federal	$9,931	$12,020	$28,311
State	7,686	6,070	12,310

These NOL carryforwards are available to offset future federal and state taxable income through 2028. Pursuant to Section 382 of the Internal Revenue Code, if there is a change in stock ownership of the Company exceeding 50% during a three-year period, the utilization of the Company’s NOL carryforwards may be limited. The business acquisitions in fiscal 2005 resulted in a change in stock ownership and, consequently, the Company’s NOLs generated prior to these ownership changes are subject to an annual limitation.

The Company files consolidated tax returns for federal income taxes as well as for state income taxes in various state jurisdictions. In the normal course of business, the Company is subject to examination by taxing authorities. These audits include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal, state, and local tax laws. The Company is open for U.S. federal, state and local income tax examinations for fiscal 2006 and beyond.

The Company did not have any unrecognized tax positions at March 31, 2012, 2011 and 2010 that if recognized would affect the annual effective tax rate. During the years ended March 31, 2012, 2011 and 2010, the Company did not record any accrued interest or penalties for federal and state income tax purposes. It is difficult to predict the final timing and resolution of any particular uncertain tax position. Based on the Company’s assessment, including past experience and complex judgments about future events, the Company does not expect that changes in the liability for unrecognized tax benefits during the next twelve months will have a significant impact on its financial position or results of operations.